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                                                                   EXHIBIT 10.28

                             MASTER LEASE AGREEMENT

THIS AGREEMENT made on the date specified in Part 1 of the Second Schedule hereto BETWEEN KE FINANCIAL CORPORATION LIMITED of the address set forth in Part 2 of the Second Schedule hereto of the first part AND the part or parties specified in Part 3 of the Second Schedule hereto of the second part AND the party or parties if any specified in Part 4 of the Second Schedule of the third part.

NOW THIS AGREEMENT WITNESSES AS FOLLOWS:

1.   INTERPRETATION

1.1 The following terms where used herein and in the Second Schedule hereto shall unless the context otherwise requires the following meanings:

     (a) "Agreements" means each and every lease agreement entered into pursuant to the terms hereof and any extensions, variations or renewals thereof (and whether or not such extensions, variations or renewals were made with the consent or knowledge of the Guarantor).

     (b) "Applicable Terms and Conditions" for any Agreement shall mean, subject to clause 8 hereof, the terms and conditions set out in the document being the First Schedule hereto.

     (c) "Authorised Signatories" means the person or persons from time to time authorised to make offers on behalf of the Lessee as referred to in clause 6 hereof.

     (d) "common payment date" means any date from time to time agree upon by KE and the Lessee for the payment of rental installments under lease agreements entered into pursuant to the terms hereof.

     (e) "first installment of rent" shall mean for each lease entered into pursuant to he terms hereof:

          (i) If KE and the Lessee have not agreed upon any common payment date, rent for one (1) payment period as referred to in the Schedule of Leased Equipment for that lease; or

          (ii) If KE and the Lessee have agreed upon a common payment date, rent from the commencement date of that lease until the next common payment date and (unless otherwise agreed by KE) for one (1) payment period thereafter.

     (f) "goods" means goods from time to time leased or offered for lease hereunder.

     (g) "Guarantor" means the party or parties specified in Part 4 of the Second Schedule hereto together with any other party which may from time to time guarantee due performance by the Lessee hereunder or under any Agreement and if there is more than one party who is a Guarantor within the meaning of this clause then
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          Guarantor shall mean all of such parties jointly and each of them severally.

     (h) "KE" shall mean the KE Financial Corporation Limited, its successors and assigns.

     (i) "Lessee" shall mean the party or parties described in Part 3 of the Second Schedule hereto their successor and permitted assigns.

     (j) "relevant Lessee" shall where there is more than one party described in the Second Schedule hereto as Lessee mean for each offer made hereunder such of the Lessees as shall have executed the Schedule of Leased Equipment as Lessee.

     (k) "Schedule of Leased Equipment" means a Schedule substantially in the form annexed hereto and marked "B" or such other form as the KE may from time to time approve.

1.2  Every reference to person shall include a corporation and vice versa.

1.3 Words importing the singular and plural number shall include the plural and singular respectively.

1.4  Words importing one gender shall include very other gender.

1.5 The interpretation of any covenant, clause or word mentioned herein shall not be restricted by reference to any other covenant, clause or word or by the relative position of that covenant clause or word to any other covenant clause or word.

1.6 Every covenant by which more persons than one covenant or agree shall bind such persons and every two or more jointly and each of them severally.

1.7 Every reference in these presents to any statute or act or ordinance shall be construed as including every statute act or ordinance amending or consolidating the same or in substitution therefor.

1.8 Headings have been included for ease of reference only and shall not restrict or affect the interpretation or any provision herein contained.

2.   OFFERS BY LESSEE

2.1 The Lessee may from time to time offer to lease goods from KE as herein provided.

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2.2  If there are more than one Lessee shown in the Second Schedule hereto then offers may be made hereunder by any one or more of such Lessees.

2.3 Every offer to lease goods shall be made by the relevant Lessee signing and submitting to KE a Schedule of Leased Equipment for such goods together with a cheque for the first installment of rent and a properly completed supplier's invoice for such goods. For the purposes of this clause a properly completed supplier's invoice shall unless KE other agrees:

     (i)    Be addressed to KE.

     (ii)   Specify the name of the supplier of the goods.

     (iii) Set out a full description of the goods including registration numbers, engine numbers, serial numbers and other such information as KE may require to identify the goods.

     (iv)   Specify whether the goods are new or second hand.

     (v)    Specify the total purchase price payable in respect of such goods.

     (vi)   Specify such other information as KE may require.

2.4 The submission of a Schedule of Leased Equipment shall constitute an offer by the relevant Lessee to lease the goods described therein from KE on the Applicable Terms and Conditions and the terms and conditions set out in the Schedule of Leased Equipment.

2.5 The Schedule of Leased Equipment may be by separate document or may be endorsed on the relevant supplier's invoice.

2.6 Any omission from or misdescription in any document or material purporting to be a Schedule of Leased Equipment or in any other information required to be submitted in connection therewith or any failure to otherwise strictly comply with the procedures herein provided shall not prevent delivery of the Schedule of Leased Equipment constituting an offer within the meaning of this clause as if the full and correct particulars had been set out therein and full and correct procedures had been followed.

2.7 Any offer to lease goods made by a relevant Lessee may be revoked by the relevant Lessee at any time prior to acceptance by KE but only by notice in writing delivered by the relevant Lessee to KE at its address shown in Part 2 of the Second Schedule hereto. Such offer shall only be revoked upon actual receipt by KE of such notice.

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3.   ADDITIONAL INFORMATION

3.1 Before accepting any offer made by the Lessee hereunder KE may require the relevant Lessee to provide to it such additional information or such additional documentation as it may in its absolute discretion determine.

4.  CONSIDERATION AND ACCEPTANCE OF OFFERS

4.1 KE agrees that it shall consider each offer made to it pursuant to the terms hereto provided always that KE may in its absolute discretion reject any offer made hereunder or accept any offer on such terms and subject to such conditions as it in its absolute discretion shall determine.

4.2 Any offer made hereunder shall be accepted by KE forwarding to the supplier referred to in the relevant suppliers invoice the purchase price payable in respect of the goods as specified in such invoice. On the date KE forwards such moneys an Agreement shall be deemed to be entered into between KE and the relevant Lessee in relation to such goods. The commencement date for such Agreement shall unless otherwise agreed in writing be the date upon which KE forwards such money.

5.   LESSEE'S ACKNOWLEDGMENTS

5.1 The Lessee acknowledges that the details as set out in each Schedule of Leased Equipment submitted by it to KE shall be conclusive and binding on the relevant Lessee and the relevant Lessee shall be estopped from disputing the same or any details endorsed thereon.

5.2 The relevant Lessee shall at all times duly and punctually comply in all respects with the terms, conditions and provisions of the obligations of the lessee under each Agreement entered into pursuant to the terms hereof and under each and every other equipment lease agreement hire purchase agreement or other contract or agreement whatsoever (whether relating to provision of financial accommodation or otherwise) between the relevant Lessee and KE PROVIDED THAT:

     (a) Nothing in this clause shall constitute a guarantee or indemnity by any Lessee in relation to Agreements other than those in respect of which that Lessee or those Lessees are relevant Lessees to the intent that in relation to each Agreement entered into pursuant to the terms of this agreement any Lessee not being a relevant Lessee shall not be liable as Lessee thereunder;

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     (b)  Nothing in this agreement shall prejudice abrogate or effect any guarantee or indemnity which any of the Lessees may have granted to KE (whether hereunder or otherwise) in respect of the Agreements or any of them in respect of which it is not a relevant Lessee;

     (c) If under any of the Agreements entered into pursuant to the terms hereof the relevant Lessee shall breach an essential term or condition thereof or there shall occur a repudiation of such Agreement then there shall be deemed to be a repudiation of every other Agreement.

     (d) If under any of the Agreements entered into pursuant to the terms hereof there shall occur an event of default entitling KE to terminate such Agreement then there shall be deemed to have occurred an event entitling KE to terminate every other Agreement.

     This provision shall apply to all Agreements whether or not the Lessee thereunder is the relevant Lessee under the first-mentioned Agreement.

6.   EXECUTION

6.1 The Lessee hereby authorises any one of the person or persons named in Part 5 of the Second Schedule hereto (or such other person or persons as it may from time to time by notice signed under its common seal nominate) to make on its behalf offers to lease goods from KE pursuant to the terms hereof.

6.2 The Lessee acknowledges that any Agreement entered into pursuant to any offer made by any Authorised Signatory shall be valid and binding on the relevant Lessee as if such offer had been properly executed by the relevant Lessee under its common seal.

6.3 The Lessee may by notice in writing executed under its common seal and delivered to KE revoke the authority in respect of any one or more of such persons provided that such notice or revocation shall not be effective until actual receipt by KE.

6.4 The Lessee may by notice in writing executed under its common seal and delivered to KE nominate such other person or persons as it may from time to time think appropriate as additional parties authorised to execute offers to lease goods pursuant to the terms hereof.

6.5 Where there is more than one party specified as Lessee in the Second Schedule hereto each such Lessee may separately nominate persons to make offers on its behalf. In such event the powers in Clause 6.3 and Clause 6.4 may be separately exercised by each Lessee in respect of persons nominated or to be nominated by such Lessee.

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7.   NOTICE

7.1 Any notice given or required to be given by the Lessee shall be given in writing and shall be served or sent by registered mail to KE at its address specified in Part 2 of the Second Schedule hereto or such other address as KE may from time to time in writing notify. Such notice shall be deemed to be served on KE only upon the date that it is actually received by KE.

7.2 Any notice to be given by KE hereunder may be signed on behalf of KE by any Director secretary or Manager of KE. Such notice may be served by forwarding the same to the party to be served by prepaid post and if posted shall for all purposes be deemed to have been received on the day following posting.

8.   RELEVANT LEASE AGREEMENT AND SUBSTITUTION OF TERMS

8.1 Subject as hereinafter provided the Applicable Terms and Conditions shall mean the terms and conditions set out in the First Schedule hereto.

8.2 KE may from time to time notify the Lessee if it wishes to change the Applicable Terms and Conditions. Any such changes shall unless both the Lessee and KE agree in writing not apply to Agreements which have been entered into prior to the date of acceptance of such change as hereafter provided.

8.3 The Lessee may accept any such substitution or variation to the Applicable Terms and Conditions. Any such acceptance shall be by the Lessee signing Amended Applicable Terms and Conditions or otherwise giving notice of its acceptance of such substitution or variation. Any such acceptance shall be signed by the Lessee or by any Authorised Signatory.

8.4 On and from the date the Lessee accepts such substitution or variation the Applicable Terms and Conditions shall be deemed to be varied to the intent that any offer made by the Lessee hereunder which has not been accepted at the date of such variation and all offers made thereafter shall be deemed to be made upon the Applicable Terms and Conditions varied as hereinbefore provided and a reference to the Applicable Terms and Conditions shall mean the Applicable Terms and Conditions as to varied or substituted.

9.   TERMINATION

9.1 This agreement may be terminated by any one or the Lessees on behalf of all Lessees.

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9.2  This agreement may be terminated by any one of the Lessees so as to determine its obligations as Lessee hereunder without determining the obligations of any other Lessee hereunder.

9.3 This agreement may be terminated by KE in respect of the obligations of all Lessees hereunder or in respect of the obligations of any one or more thereof.

9.4 Any termination shall be by written notice signed by the party giving the same and served on the relevant party. Such notice may be signed by an Authorised Signatory. Where this agreement is determined in respect of some only of the Lessees nothing herein will impose any obligation to give notice of such termination on any other of the Lessees.

9.5 Any termination hereunder shall operate only as to the obligations of the parties hereunder in relation to future offers to enter into lease agreements hereunder. Any such termination shall not effect the rights or liabilities of the parties in respect of any Agreements entered into pursuant to the terms hereof prior to receipt of such notice.

9.6 On giving or receiving any notice of termination hereunder KE may notify such supplier or suppliers as KE may in its absolute discretion deem necessary of the fact that this agreement has been terminated.

10.  GUARANTEE & INDEMNITY

10.1 The Guarantor hereby guarantees to KE:

     (a) The due and punctual payment by the Lessee to KE of all moneys owing or which may become owing to KE by the Lessee on any account whatsoever pursuant to this Master Lease Agreement or any of the Agreements including but without limiting the generality of the foregoing:

          (i)    Any rent payments;

          (ii) Any moneys payable to KE as a repayment of any moneys outlaid by KE arising from any failure by the Lessee to pay the same;

          (iii) Any moneys arising out of any indemnity contained in any of the Agreements;

          (iv)   Any interest which might be chargeable by KE;

          (v) Any other costs or expenses which KE might incur which are recoverable pursuant to the terms of the Agreements;

          (vi) Any amounts of rental which might become payable pursuant to any holding over by the Lessees upon the expiration of any of the Agreements;

          (vii) Any moneys which might become payable by the Lessees on any termination of this Master Lease Agreement or any of the Agreements whether such

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                 termination be by effluxion of time or from the default by the
                 Lessee or otherwise;

          (viii) Any moneys which become payable pursuant to the terms of any of the Agreements arising from the failure by the Lessee to return the equipment leased pursuant to the Agreements;

          (ix) All moneys advanced by KE to the Lessee under any of the Agreements;

          to the extent that such the Lessee make default in the due and punctual payment of any of the said moneys then the Guarantor shall immediately pay the same to KE without the need for KE to give any notice of such failure or make any demand for such moneys.

     (b) The due observance and performance by the Lessee of all of its obligations to KE whenever made or incurred to the intent that should the Lessee make default in the performance or observance of any of its obligations under this Master Lease Agreement or any of the Agreements then the Guarantor shall immediately pay to KE without the need for KE to give any notice of such default or make any demand all loss and damage which KE may suffer or sustain as a result thereof whenever and as often as such default shall occur.

10.2 As a separate and independent obligation the Guarantor hereby indemnifies and agrees to keep indemnified KE against any loss KE may suffer or sustain by reason of the non-payment by the Lessee of any monies due under this Master Lease Agreement or the Agreements or by reason of the failure by the Lessee to perform all or any of its obligations under this Master Lease Agreement or the Agreements.

10.3 The guarantees and indemnities contained in the previous sub-clauses shall be continuing guarantees and indemnities and shall remain in full force and effect respectively for as long and shall arise as often as any moneys shall be or become owing by the Lessee to KE pursuant to this Master Lease Agreement or any of the Agreements or any determination thereof.

10.4 The Guarantor covenants with KE that the guarantees and indemnities contained in this Master Lease Agreement shall not in any way be determined discharged abrogated affected prejudiced or impaired by reason of any of the following:

     (a) Any variation or variations whether with or without the consent or knowledge of the Guarantor and whenever made of any of the provisions of any of the Agreements or of this Master Lease Agreement;

     (b) Any breach or breaches whether wilful or otherwise of any of the obligations of the Lessee contained in any of the

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          Agreements or in this Master Lease Agreement and whenever committed with or without the consent or knowledge of the Guarantor or KE;

     (c) The granting by KE at any time of any time credit forebearance or other indulgence or concession whatever whether under this Master Lease Agreement or any of the Agreements or otherwise or by any neglect omission or delay be KE or by any compromise abandonment waiver release variation redemption or compounding by KE of any of its rights whether under this Master Lease Agreement any of the Agreements or otherwise or by the Guarantor being unaware of any default omission breach of or neglect on the part of the Lessee or by the holding of any security by KE;

     (d) The winding up or the appointment of a Receiver of the Lessee or of the Guarantor (in the case of a company) or the death or bankruptcy of any Guarantor or the Lessee (in the case of a person);

     (e) The fact that all or any part of the money owed to KE by the Lessee may not be or may cease to be recoverable from the Lessee or from any other person liable in respect thereof for any other reason than that the same has been fully paid and satisfied;

     (f) Any payment whether by the Lessee or any other person which would reduce or operate in satisfaction or partial satisfaction of the Guarantor's liability hereunder to the extent of such payment where such payment is void or avoided for any reason (irrespective of when such avoidance operates) to the intent that such liability may be enforced to the full amount thereof as it exists prior to such payment as if such payment had never been made;

     (g) The transfer or assignment of the benefit of these presents to any person or corporation;

     (h) The Lessee being under any legal disability or incapacity or by any assignment for the benefit of its creditors or by any other dealing matter or thing which but for this provision could or might operate to abrogate affect or prejudice this guarantee and indemnity;

     (i) Any assignment by the Lessee of any of its rights under any of the Agreements or under this Master Lease Agreement;

     (k) The fact that the guarantee is not executed by all parties named herein as Guarantor;

     (l)  The release by KE of any party named herein as Lessee;

     (m) The release by KE of any of the parties named herein as Guarantor, or of any other co-guarantor;

     (n) Any other fact circumstance or thing whatsoever which but for this provision might determine discharge or impair these guarantees and indemnities.

10.5 The Guarantor shall obtain for itself on its own responsibility and at its own expense its own information on

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     all matters affecting his Master Lease Agreement and each and every of the
     Agreements or any other liability whatsoever of the Lessee or any variations thereof or the fulfilment or breach by the Lessee of any of its obligations.

10.6 KE shall not be under any obligation to the Guarantor to have communicated to or at any time hereafter to communicate to the Guarantor any such matters referred to in the two preceding sub-clauses or any facts relating to such matters (whether within the knowledge of KE its agents or employees or not) nor shall KE be deemed to have made or now or hereafter to make any representation to the Guarantor in respect of any such matters or facts.

10.7 Without limiting the generality of the preceding sub-clauses KE shall not be under any obligation to notify the Guarantor that it has received any offer pursuant to this Master Lease Agreement or that it has entered into any Agreement pursuant to the terms of this Master Lease Agreement. This guarantee and indemnity shall subject to sub-clauses 10.12 and 10.14 hereof extend to and include all Agreements entered into pursuant to the terms of this Master Lease Agreement.

10.8 The guarantee and indemnity contained in these presents shall be a principal obligation and shall not be treated ancillary or collateral to any other obligation howsoever created or arising to the intent that this guarantee and indemnity shall be fully enforceable without taking any steps whatsoever against the Lessee or otherwise unless the same shall have been satisfied according to the terms hereof and notwithstanding that all or any one or more of the obligations of the Lessee shall be or be declared to be in whole or in part unenforceable whether by reason or any statute (including any statute of limitation) or for any other reason.

10.9 This guarantee and indemnity is independent of and in addition to any other guarantee or indemnity or security held by or which may hereafter be held by KE and the Guarantor will not in any way or at any time claim or seek the benefit of or require the transfer of any such guarantee or security or any part thereof or be entitled to recover from the Lessee any sum paid to KE hereunder unless and until all moneys owed by the Lessee to KE pursuant to this Master Lease Agreement and all of the Agreements have been fully paid and satisfied nor shall the Guarantor either directly or indirectly claim or receive the benefit of any dividend or payment out of the Agreements have been fully paid and satisfied nor shall the Guarantor either directly or indirectly claim or receive the benefit of any dividend or payment out of the assets of the Lessee or any other person who may be liable under any security negotiable or otherwise now or hereafter held by KE as security for the payment of moneys by the Lessee and in the event of the Lessee

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     being made bankrupt wound up or making any arrangement or composition in satisfaction of its debts the Guarantor shall not prove or claim in the assets of the Lessee in competition with KE with respect to the obligations hereby guaranteed so as to diminish any dividend or payment which but for such proof KE would be entities to receive out of such assets and the receipt of any dividend or other payment which KE may receive out of such assets shall not breach or affect the right of KE to recover from the Guarantor the moneys hereby guaranteed to the full amount thereof.

10.10 A certificate signed by or on behalf of KE by a duly authorised officer stating the amount owing by the Guarantor under each Agreement shall in the absence of manifest error be conclusive evidence that the amount so stated is the amount due by the Guarantor under the guarantee and indemnity herein contained in respect of such Agreement.

10.11 A certificate signed by or on behalf of a duly authorised officer of KE stating that any equipment lease agreement entered into between KE and any of the Lessees is an Agreement for the purposes of this Deed and was entered into pursuant to the terms of this Master Lease Agreement shall be conclusive evidence of such fact notwithstanding that the Lessees and/or KE shall have failed to comply with all or any of the terms of this Master Lease Agreement.

10.12 The Guarantor may at any time by written notice to KE terminate the guarantee and indemnity contained but only as to Agreements accepted or entered into by KE after the date of actual receipt by KE of such notice of termination. Any such termination shall not in any way affect the rights or obligations of the Guarantor hereunder in respect of any of the Agreements entered into on or prior to the date of receipt by KE of such notice.

10.13 Any notice or demand to be given to the Guarantor may be in writing and may be served by forwarding the same by pre-paid post to the Guarantor at the first Guarantor's address shown in Part 4 of the Second Schedule hereto and if posted shall for all purposes be deemed to have been received on the day following the date of posting thereof.

10.14 This clause shall operate and be construed as a separate guarantee and indemnity in respect of each of the Agreements. This clause shall take effect as a Cross-Guarantee and Cross-Indemnity where there are two or more persons included in the definition of "Lessee" and such

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          persons or some of them are included in the definition of Guarantor.
          When this Deed takes effect as a Cross-Guarantee and Cross-Indemnity it shall be construed mutatis mutandis as a separate guarantee and indemnity upon the terms and conditions hereof in relation to the obligation of the relevant Lessee under the Agreement from every party named as Guarantor hereunder other than the relevant Lessee.

10.15 Where any of the Agreements is one to which Section 114 of the Goods Act of 1958 of Victoria applies this Guarantee shall be limited so that notwithstanding any provision hereof the liability of the Guarantor does not include liability in respect of that Agreement in excess of the amount which the Lessee is liable by reason of breach of that Agreement and the reasonable costs of and incidental to the enforcement of this Guarantee.

10.16 In the event that any Guarantor enters into this Guarantee in the capacity of trustee of any trust or trusts (hereinafter referred to as the "Trust") such Guarantor hereby acknowledge that it is empowered under the terms of the Trust to enter into and to execute this Guarantee and that the Guarantees herein provided for are for the benefit of the Trust and that all necessary consents and preconditions required by any applicable trust deed have before execution hereof by the Guarantor been given made or done as the case may be and that:

     (a) the Guarantor not only enters into the Guarantees herein provided in its capacity as Trustee of the Trust but also in its own right to the intent that such Guarantor shall be personally liable for the performance and observance of such agreements undertakings and provisions in addition to its liability as trustee of the Trust and

     (b) such Guarantor has full complete and unfettered authority and power to enter into this Guarantee pursuant to the terms of the Trust comprising the Trust including the power to enter into all provisions herein expressed or implied and which are to be observed or performed by the Guarantor and that the entering into of this Guarantee is in the due and proper administration of the Trust and for the benefit of the beneficiaries of the Trust.


                                 FIRST SCHEDULE
                              TERMS AND CONDITIONS

These terms and conditions shall be deemed to be included in all offers made by the Lessee to enter into Agreements as referred to in clause 2 of the Master Lease Agreement to which these terms and conditions are a Schedule.

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1.     INTERPRETATION

In these terms and conditions unless the context otherwise requires:

(a) Terms used herein shall unless the context requires have the meaning given to them in the Master Lease Agreement.

(b)  words importing:

     (i)  the singular number shall include the plural and vice versa;

     (ii) one gender shall include any gender;

(c) if for any Agreement there is more than one Lessee named in the Schedule as Lessee then the liability of each shall be joint and several;

(d)  the following terms shall have the following meanings:

     "Account" means such bank account as the Lessor may from time to time notify to the Lessee.

     "Business Day" means any day on which trading banks are open for business in Sydney.

     "Commencement Date" means, in relation to each Agreement, the commencement date determined as provided for in the Master Lease Agreement.

     "Equipment" means the goods set out in the Schedule, all accessories and fittings thereto, all goods acquired in place or addition thereto and all log books maintenance records and other records in relation thereto.

     "Event of Default" means any of the events specified in Clause 13.

     "Event of Loss" means, with respect to the Equipment, the actual or constructive loss of the Equipment or the loss of the use, due to theft, destruction, damage beyond repair of the Equipment or the rendering of the Equipment permanently unfit for normal use from any reason whatsoever, or the condemnation, confiscation or seizure of, or requisition of title to the Equipment.

     "Lessee" means for each Agreement the relevant Lessee determined as referred to in the Master Lease Agreement.

     "Lessor" means KE Financial Corporation Limited or for each Agreement its successors or assigns.

     "Location" means the location of the Equipment as set out in the Schedule relating to that Equipment.

     "Master Lease Agreement" means the Master Lease Agreement to which these terms and conditions are a Schedule.

     "Rebate Rate" means a rate certified by the Lessor as being two (2) per cent below the normal interest rate applied by the Lessor in calculating the rent instalments payable in respect of this Agreement.

     "Rent" means all rental moneys owing or payable or to become owing or payable by the Lessee to the Lessor under this Agreement.

     "Rent Payment Date" means with respect to this Agreement the date on which the Rent falls due for payment during the Term

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     as specified in the Schedule or otherwise determined according to the
     Master Lease Agreement.

     "Residual Value" means in relation to the Equipment the residual value specified in the Schedule relating to that Equipment.

     "Schedule" means the Schedule of Lease Equipment in respect of the Equipment.

     "Stipulated Loss" on any date, with respect to the Equipment, means the amount determined hereunder as if that date was the date of termination by reason of repudiation of this Agreement in respect of that Equipment.

     "Supplier" means in respect of the Equipment the person who transferred property in the Equipment to the Lessor and any other person who supplied or constructed all or any part of the Equipment.

     "Term" means in relation to each Agreement the lease term specified in the Schedule relating to that Agreement; and

     "Value of the Equipment" means an amount determined at the option of the Lessor as either:

     (i) the net proceeds of a sale which takes place not later than three (3) months from the date of repossession expiration or termination of this Agreement (whichever is the latest) at either a public auction of the Equipment with or without reserve or by a private sale at a price not less than the highest bona fide offer submitted or private sale to or through a dealer in goods of a similar description; or

     (ii) the amount certified pursuant to a bona fide valuation to be the wholesale value of the Equipment as at a date not later than four (4) months after repossession expiration or termination of the Agreement whichever is the latest by a dealer in goods of a similar description or a licensed or other competent valuer selected by the Lessor;

2.   LEASE

Subject to this Agreement the Lessee agrees to lease the Equipment from the Commence date for the Term at an entire rent being the Total Rent Payable during the Term as specified in the Schedule.

3.   RENT AND OTHER MONEYS

(a) The Lessee shall pay into the Account free of set-off and all withholdings instalments of Rent in relation to the Equipment of the amount set out in the Schedule on each Rent Payment Date and the Lessee's obligation to pay such Rent instalments is absolute and unconditional under any and all circumstances whatsoever.

(b) The Lessee shall pay into the Account free of set-off and all withholdings all other moneys payable by it on any account whatsoever under this Agreement and the Lessee's obligation to pay such moneys is absolute and unconditional under any and all circumstances whatsoever.

4.   DELIVERY AND INSTALLATION

The Lessee shall:

(a)  obtain delivery of the Equipment directly from the Supplier; and
(b) (unless otherwise agreed in writing with the Lessor) pay all delivery and installation charges.

     The Lessor shall not be responsible or liable for any delay or any loss or damage incurred in the delivery and installation of the Equipment.

5.   TITLE

The Lessee:

(a) acknowledges that from the Commencement Date the Equipment will be and shall remain the sole property of the Lessor and the Lessee shall be a bailee of the Equipment only subject to this Agreement;

(b) shall take and allow the Lessor to take all such steps (at the Lessee's expense) as may be necessary to safeguard and protect the title and rights of the Lessor in the Equipment and in particular the Lessee shall attach to the Equipment a notice to the effect that the Equipment is the property of the Lessor;

(c) shall not affix the Equipment to realty without the prior written consent of the Lessor;

(d) shall upon becoming bound to return the Equipment to the Lessor obtain and deliver to the Lessor (at the Lessee's cost) all documents required by law on any transfer of the registration of the Equipment and any other documents necessary to have the Equipment registered and insured in the name of the Lessor or of any other person nominated by the Lessor as owner; and

(e) shall duly and punctually pay all registration fees, rates, taxes, charges and impositions payable in respect of the Equipment whether assessed on the Lessor or the Lessee.

6.   QUIET ENJOYMENT

So long as no Event of Default shall have occurred and be subsisting or the Lessor is not otherwise entitled to terminate this Agreement the Lessee may possess the Equipment during the Term without interruption from the Lessor or any other person lawfully claiming for or under the Lessor.

7.   USE, MAINTENANCE AND REPLACEMENT

The Lessee shall:

(a) use the Equipment for the purpose for which it is designed and in accordance with any manufacturers instructions and shall use only qualified personnel to operate the Equipment;

(b) register, operate and maintain the Equipment in a proper and workmanlike manner and in accordance with all applicable laws, rules and regulations;

(c) Keep the Equipment in the Lessee's possession and control at the Location or such other place as the Lessor may in writing approve PROVIDED THAT where the Equipment is mobile then it may be used within the State/Territory in which the Location is situated but shall not be used outside that State or Territory except with the written permission of the Lessor. Where the Equipment is used outside that State or Territory whether with or without the permission of the Lessor the Lessee shall indemnify the Lessor against any additional Stamp Duty arising from such use;

(d) at its own cost, maintain and keep the Equipment in good and substantial repair and on termination of this Agreement return the Equipment to the Lessor in such repair;

(e) at its own cost, make such replacements, alterations and additions to the Equipment as are necessary to enable it to comply with this Clause and any such replacement, any major alteration or addition shall be deemed to be part of the Equipment and property of the Lessor;

(f) obtain the Lessor's written approval before undertaking replacements, alterations or additions to the Equipment; and

(g) not make or authorise any replacement, alteration or addition to the Equipment which impairs the intended function or use of the Equipment or reduces the fair market value of the Equipment.

(h) promptly inform the Lessor of the location of the Equipment whenever requested by the Lessor.

(i) Not create any lien over the Equipment and notify any repairers of such prohibition.

8.   ASSIGNMENTS AND MORTGAGES

The Lessee shall not without the prior written consent of the Lessor sell, transfer, assign, create any interest, in sub-let, part with possession of or otherwise dispose of or encumber all or part of the Equipment or its interest thereon either absolutely or by way of security or agree, offer, attempt or purport to do any such thing. The Lessor may assign mortgage encumber charge deal in any way whatsoever with its interest in the Equipment or under this Agreement.

9.   INSURANCES

The Lessee shall:

(a) at its own cost, effect and maintain current in the names of the Lessor and the Lessee at all times during the currency of this Agreement and any renewal or holding over such insurances in respect of the Equipment as the Lessor may require including, without limitation:

     (i) third party property damage and injury insurance for such amount as the Lessor may from time to time approve; and

     (ii) fire, accident and theft insurances for a minimum amount equal on any date to the full replacement, reinstatement or Stipulated Loss value of the Equipment, whichever is greater with such reputable insurers as may be approved by the Lessor;

(b) ensure that every insurance policy taken out in respect of the Equipment provides that:

     (i)    any notice given to the Lessee is copied to the Lessor;

     (ii) the Lessor is named as loss payee in every policy providing for payment to the insured party;

     (iii) the Lessor is given 30 days prior notice of any cancellation or alteration of the policy; and

     (iv) the Lessor's interest is not subject to being defeated or avoided by reason of non-disclosure, misrepresentation, breach of warranty or otherwise;

(c) deliver to the Lessor upon request certificates of currency for the insurances and evidence of the due payment of premiums;

(d) as required under any policy promptly notify the relevant insurer and the Lessor of the occurrence of any event giving rise to a claim under any policy in respect of the Equipment and any cancellation or alteration of any such policy; and

(e) when requested by the Lessor promptly file and prosecute claims under the policies in accordance with such policies.

(f) not do or suffer to occur anything which could or might prejudice any insurance or any claim thereunder.

10.  LOSS AND DAMAGE

(a) All risk of loss, theft, damage or destruction to the Equipment or any part thereof, however incurred or occasioned, shall be borne by the Lessee and the Lessee shall promptly give the Lessor written notice thereof and, unless such occurrence constitutes an Event of Loss pursuant to paragraph
     (b) of this Clause, shall promptly cause the affected part or parts of the Equipment to be replaced or restored to the condition and repair required to be maintained by Clause 7 hereof.

(b) If an Event of Loss with respect to the Equipment shall occur, the Lessee shall pay to the Lessor within 30 days of the said Event of Loss an amount calculated in accordance with Clauses 16 and 17 hereof as if the date of loss or destruction was the date of termination by reason of repudiation of the Agreement in respect of the Equipment.

(c) Any payment received at any time by the Lessor or Lessee from any insurer with respect to loss or damage to the Equipment shall be applied as follows:

     (i) if such payments are received with respect to any Event of Loss they shall be paid to the Lessor, but to the extent received by the Lessor, they shall reduce or discharge, as the case may be, the Lessee's obligation to pay the amount due to the Lessor under (b) above with respect to such Event of Loss; or

     (ii) if such payments are received with respect to any loss of or damage to the Equipment other than an Event of Loss such payments shall unless an Event of Default shall have occurred and be continuing, be paid over to the Lessor who shall pay them to the Lessee to reimburse the Lessee for its payment of the costs and expenses incurred by the Lessee in replacing or restoring pursuant to (a) above the part or parts of the Equipment which suffered such loss or damage. PROVIDED ALWAYS that the Lessor shall not be obliged to make such payment to the Lessee until such time as the Lessor is satisfied that all such repairs have been properly effected and that all costs incurred in relation to such repairs have been paid and all liens arising therefrom have been released.

11.  ASSUMPTION OF RISK AND GENERAL INDEMNITIES

The Lessee:

(a) agrees to assume the entire risk of the operation of the Equipment and, without limitation:

     (i)    agrees to use and maintain the Equipment at the risk of the Lessee;
            and

     (ii) releases to the full extent permitted by law the Lessor from all liabilities, expenses, claims and demands in respect of any personal or property damage caused directly or indirectly by the Equipment or its use or maintenance; and

(b) agrees to pay and to indemnify and hold the Lessor harmless from and against:

     (i) all costs and expenses of installing, operating and maintaining the Equipment; and

     (ii) all liabilities, expenses claims and demands which may at any time be incurred by the Lessor or made or claimed by any person against the Lessor directly or indirectly in any manner whatsoever in connection with the Equipment or this Lease including, without limitation, those relating to:

            (A)     the use or operation of the Equipment; or

            (B) any failure by the Lessee to observe or comply with any one or more of its obligations expressed in or implied by this Agreement;

(c) acknowledges that the instalments of Rent and the Residual Value specified in the Schedule have been calculated on the _____ of certain tax assumptions including, without limitation, the rate of company tax payable by the Lessor, the availability to the Lessor of deductions for depreciation and assumptions in relation to the tax treatment of the receipt by the Lessor of instalments of Rent and the Residual Value; and

(d) agrees to pay and to indemnify the Lessor on demand, by way of additional payments of Rent, and to hold the Lessor harmless from and against the consequence of any amendment, replacement or alteration in interpretation or application of any laws, rules or regulations which result in any of the assumptions referred to in paragraph (c) proving to be incorrect for any reason whatsoever whether before or after the expiry or termination of the Agreement and the assumption of risk, acknowledgment and indemnities contained in this Clause shall survive the expiry or termination of the Agreement.

12.  ESSENTIAL TERMS

(a) The Lessee acknowledges that the following are essential terms of this Agreement going to the root of this Agreement:

     (i) that the Lessee shall pay to the Lessor within 14 days after advice from the Lessor all moneys from time to time payable by the Lessee to the Lessor under this Agreement;

     (ii) that no event shall occur which shall constitute a repudiation of any other Agreement entered into pursuant to the Master Lease Agreement (and whether or not the Lessee is a Lessee under that Agreement).

     (iii) the obligations of the Lessee in Clause 5(b), (c) and (e), 7(f), 7(g), 8, 9; and

     (iv) if the Lessee fails to comply with any of its obligations under this Agreement other than a payment obligation or an obligation referred to in sub-paragraph (ii) and (iii), the Lessee shall comply with that obligation or remedy that failure to the Lessor's satisfaction within 14 days of notice from the Lessor requiring it to comply with that obligation or remedy that failure.

     (v) Any Event of Default other than that referred to in clause 13(a) shall occur and continue for a period of fourteen (14) days.

(b) Any breach of any of the essential terms referred to above shall constitute a repudiation of this Agreement by the Lessee entitling the Lessor to accept such repudiation and by notice in writing to terminate this Agreement and the Lessee's right to possession of the Equipment.

13.  EVENTS OF DEFAULT

If any of the following events occur:

(a)  the Lessee breaches any essential term of this Agreement;

(b) notice is given to the Lessor that any insurance policy required under Clause 9 is to be cancelled or materially adversely modified and a fresh policy or insurance which ensures compliance with Clause 9 is not taken out prior to the expiry of such notice;

(c) any representation or warranty made by the Lessee in this Agreement proves to have been untrue in any respect when made;

(d) any mortgage, charge or other encumbrance created or assumed by the Lessee over any of its assets is enforced;

(e) any present or future indebtedness of the Lessee for financial accommodation, borrowed or raised or under any lease or hiring arrangement becomes due and payable or capable of being declared due and payable prior to the stated date of maturity of such indebtedness due to a default or is not paid when due and payable or within any period of grace or if any indemnity in respect of any guarantee of indebtedness of the Lessee is not met when due and called upon;

(f) a liquidator, official manager, trustee, receiver, receiver and manager or similar officer is appointed in respect of any of the assets of the Lessee;

(g) a distress, attachment or other execution is levied or enforced upon or against any assets of the Lessee;

(h) any steps or proceedings are taken to have the Lessee wound up or declared bankrupt;

(i) there is any change in the operations, business, assets (financial or otherwise) management, ownership or control of the Lessee or any other event or circumstance occurs or comes into existence which in the opinion of the Lessor would have a material adverse affect on the ability or willingness of the Lessee to perform its obligations under this Agreement; or

(j) any of the foregoing occurs with respect to any party which has given security or a guarantee to the Lessor in respect of the Lessee's obligations under this Agreement,

     THEN at any time thereafter the Lessor may (but without prejudice to its ability to exercise any other rights and powers under this Agreement) at its option:

     (i) proceed to enforce the performance of the applicable provisions of this Agreement or to recover damages for a breach; or

     (ii) by notice in writing to the Lessee to terminate this Agreement and the Lessee's right to possession of the Equipment.

14.  RETURN AND REPOSSESSION OF EQUIPMENT

Upon the expiry or sooner termination of the lease granted under this Agreement or of any renewal or extension of such lease the Lessee shall at its own expense returned the Equipment to the Lessor. If the Lessee fails to return the Equipment the Lessor may, directly or by its agent, take possession of the Equipment and for that purpose the Lessor directly or by its servants or agents and with the authority of and as agents of the Lessee may enter upon any land or premises where the Equipment is or is reasonably suspected of being.

15.  RESIDUAL VALUE

If upon the termination or expiration of the Lease the Lessee returns the Equipment to the Lessor in accordance herewith or the Equipment is otherwise in the possession of the Lessor, the Lessee shall pay to the Lessor on demand the amount if any by which the Residual Value exceeds the Value of the Equipment.
If the Value of the Equipment exceeds the Residual Value, the surplus shall be applied in reduction or satisfaction of any indebtedness of the Lessee to the Lessor under this Agreement but the Lessee shall have no claim to or interest in any further surplus.

16.  FAILURE TO RETURN EQUIPMENT ON EXPIRATION OR TERMINATION

If upon the termination or expiration of the Lease the Lessee fails to return the Equipment to the Lessor in accordance herewith and the Lessor has not then otherwise regained possession thereof, the Lessee shall pay to the Lessor on demand by way of liquidated or ascertained damages the Residual Value of the Equipment. If the Lessor subsequently obtains possession of the Equipment the Lessor shall apply the sum representing the Value of the Equipment in reduction or satisfaction of the Lessee's indebtedness under this Lease. Any payment by the Lessee under his or the preceding clause shall be in addition to all other amounts payable hereunder and shall be to indemnify the Lessor against a capital loss it would otherwise suffer. Notwithstanding the terms of clause 15 or otherwise under this clause, where this Lease is terminated prior to the expiration of the term set out in the Schedule, the Residual Value shall be the present value at the date of termination of the originally stated Residual Value, such present value being calculated by discounting the originally stated Residual Value on a monthly basis at the Rebate Rate over the period in whole months by which the date of termination is brought forward pursuant to this clause.

17.  PAYMENTS ON EARLY TERMINATION

Upon termination of this Lease (whether pursuant to clause 12 hereof, clause 13 hereof or otherwise) prior to the expiration of the Term the Lessee shall in addition to any amounts payable under clauses 15 and 16 hereof and in order to indemnify the Lessor for the loss sustained in respect of rent installments not then accrued, pay to the Lessor on demand a liquidated debt equal to the sum of the present values at the date of such termination of each of the installments of rent not then accrued but which would thereafter have accrued if this Agreement had not been terminated prior to the expiry of the term. Such present value shall be ascertained by discounting each such installment of rent on a monthly basis at the Rebate Rate over the period in whole months by which the date for payment of each installment is brought forward by virtue of this clause.

18.  HOLDING OVER

If the Lessee continues in possession of the Equipment after the expiration of the Term or the termination of this Agreement:

(a) without the Lessor's consent -- the Lessee shall pay to the Lessor by way of liquidated damages for detention a daily sum equal to the amount obtained by dividing the amount of the last installment of Rent specified in the Schedule by the number of days in the last rental period; or

(b) with the Lessor's written consent -- the Lessee shall until the return of the goods pay to the Lessor a daily rental equal to the amount obtained by dividing the amount of the last installment of Rent specified in the Schedule by the number of days in the last rental period, and in either case the Lessee shall carry out and abide by the terms of this Agreement as far as applicable.

19.  SUPPLIER'S WARRANTIES

     To the extent possible and permissible the Lessor hereby assigns to the Lessee during the term of this Agreement, so long as no Event of Default is subsisting, the benefit of all claims and rights including warranties in respect of the Equipment which the Lessor may have against any Supplier or any sub-contractor of any Supplier and the Lessee shall, at its own cost, assert and enforce all such claims and rights.

     The Lessee shall indemnify and keep the Lessor indemnified from and hold the Lessor harmless against all loss, cost and damage suffered or incurred by the Lessor arising out of the Lessee exercising its powers and performing its obligations under this Clause.

20.  EXCLUSION OF WARRANTIES

(a) The Lessee acknowledges and agrees to the full extent permitted by law that:

     (i) in deciding to enter into this Agreement the Lessee has not relied in any way on the Lessor's skill or judgment or on any statements, representations or warranties made by the Lessor;

     (ii) the Lessee will itself prior to any Equipment becoming subject to this Agreement have selected and examined it and satisfied itself as to its compliance with its description as well as its condition, suitability and fitness for the Lessee's purpose and the validity of any manufacturer's warranties or guarantees and in every other necessary respect whatsoever;

     (iii) the Equipment as delivered is accepted by the Lessee with all faults and defects (if any) and delivery as herein provided is conclusive evidence that the Equipment is in good and substantial working order and condition and constitutes the Equipment the subject of this Lease; and

     (iv) the Lessor is a financier only and gives no condition, warranty or undertaking and makes and has made no representation in relation to the condition, suitability, capacity, quality, design, fitness, safety of or title to the Equipment; and

     (v) any provisions which may be implied in this Agreement under any law shall not be implied in this Agreement except insofar as such provisions are not capable of being excluded under any such law and any liability of the Lessor in respect of any such non-excludable provision is limited to the full extent permitted by law.

(b) Notwithstanding clause 20(a), if the Lessee is a consumer, it shall have the benefit of the conditions and warranties implied by the Trade Practices Act 1974 as amended ("the Act") and nothing in this Lease is intended to exclude, restrict or modify any statutory obligation of the Lessor if that cannot lawfully be effected. Subject to the foregoing should the Lessor be liable for a breach of a condition or warranty implied by Division 2 of
     Part V of the Act (not being a condition or warranty implied by Section 69 of the Act) the liability of the Lessor for such breach including any consequential loss which the Lessee may sustain shall, subject to Section 68A(2) of the Act, be limited to one of the following as determined by the
     Lessor:

     (i) the replacement of the Equipment or the supply of equivalent Equipment; or

     (ii) the payment of the cost of replacing the Equipment or of acquiring equivalent Equipment.

     References to specific provisions of and circumstances arising under the Act are intended to include references to equivalent or similar provisions of and circumstances arising under any State or Territory enactment.

(c) Subject to any legislation to the contrary, the Lessee acknowledges and agrees that:

     (i) the Lessor shall not be liable to the Lessor for any liability claim loss damage or expense of any kind or nature (including any consequential loss) caused directly or indirectly by the Equipment or any inadequacy thereof for any purpose or any defect therein or by the use or condition thereof;

     (ii) the Lessor shall be under no liability with respect to any statements regarding the Lessee's rights or position with respect to any law relating to taxation or any other matter;

     (iii) this Lease and the Lessee's obligations hereunder shall be unaffected by any loss or damage whatsoever to or breakdown or defect in the Equipment; and

     (iv) the Lessor is not liable under nor are there any conditions or terms nor any representations specifications or promises of any kind or description other than those expressly contained herein.

21.  UNDERTAKINGS

The Lessee undertakes to the Lessor that:

(a) It will during the term of this Agreement and any extension thereof furnish to the Lessor:

     (i) within 120 days of the close of each financial year of the Lessee, copies of the balance sheet and profit and loss accounts of the Lessee. Such accounts shall, if so required by the Lessor, be audited by a registered company auditor approved by the Lessor.

     (ii) at such other times as the Lessor may reasonably require, true and correct copies of all financial statements, accounts and reports of the Lessee for such financial year; and

     (iii) on demand, such other information showing the financial position of the Lessee (its related companies and any guarantor or surety) as the Lessor may reasonably require; and

(b) (where the Lessee is a corporation) it will comply with all the requirements of the Companies legislation applicable to it.

22.  REPRESENTATIONS AND WARRANTIES

The Lessee represents and warrants for the benefit of the Lessor that:

(a) (INCORPORATION): (Where the Lessee is a corporation) it is duly incorporated and existing under the laws of its place of incorporation, has the power to own its property and carry on business as now being conducted and is duly registered and authorized to do business in any place in which the Equipment will be located;

(b) (POWER): it has the full power and authority (corporate and other) to enter into and perform this Agreement and all action on its part necessary for the authorization, execution and performance of this Agreement has been duly taken;

(c) (AGREEMENT BINDING): this Agreement has been duly executed and delivered by the Lessee and is a legal, valid and binding obligation of the Lessee enforceable against it in accordance with its terms;

(d) (NO DEFAULT UNDER OTHER AGREEMENTS): the execution, delivery and performance of this Agreement does not contravene the provisions of any law, rule or regulation applicable to the Lessee or contravene the provisions of or constitute a default under any agreement to which it is party or which is binding on it or its assets or result in the creation of any security interest under any such agreement;

(e) (LITIGATION): there is no litigation, tax claim, proceeding or dispute pending or to its knowledge threatened against or affecting the Lessee or its property the adverse determination of which might materially adversely affect its financial condition or impair its ability to perform this Agreement;

(f) (FINANCIAL STATEMENTS): the Lessee's financial statements furnished to the Lessor have been prepared in accordance with generally accepted Australian accounting principles and practices consistently applied and fairly represent the financial condition of the Lessee as at the date to which they relate and the results of the Lessee's operations for the accounting period ended on such date and there has been no material adverse change in its financial condition or operations since such date; and

(g) (NEGOTIATIONS): every statement made and all information given by it in relation to the transaction effected by this Agreement is true and correct.

23.  STAMP DUTY AND OTHER TAXES

The Lessee shall promptly pay to the Lessor all stamp duty, financial institutions duty and any other duties, taxes or imposts including fines or penalties for late payment payable now and in the future in respect of this Agreement or the Rent or other monies payable under or pursuant to this Agreement or in consequence of the expiration or termination of this Agreement. Such payment shall be made a sand when required by the Lessor and in relation to installments of Rent shall until further notice shall be paid in the amounts set out in the Schedule on the due date for payment of Rent specified in the Schedule.

24.  NOTICES

(a) The Lessee agrees that all notices required or desired to be given to either party pursuant to this Agreement shall without prejudice to any other method of giving the same be in writing and posted by prepaid post to that party at its address shown in this Agreement or such other address as that party may notify to the other party and the day following such posting shall be deemed the day of giving such notice. Proof of such posting shall be proof of sufficient service on the Lessee.

(b) Any notice required to be given by the Lessor may be signed by a Director, Secretary or Manager of the Lessor.

25.  TRUSTS

In the event that the Lessee enters into this Lease in the capacity of a trustee of any trust or trusts (hereinafter referred to as "the Trust") the Lessee hereby agrees that it is empowered under the terms of the Trust to enter into and execute this Lease and that all necessary consents and preconditions required by any applicable trust deed before execution hereof by the Lessee have been given made or done prior to or at the time of execution hereof (as the case may be) and that:-

(a) the Lessee not only enters into all agreements, undertakings and provisions herein expressed or implied in its capacity as trustee of the Trust but shall also enter into the same in its own right and shall be personally liable for the performance and observance of such agreements, undertakings and provisions; and

(b) the Lessee has full, complete, valid and unfettered authority and power to enter into this Agreement pursuant to the terms of the trusts comprising the Trust including the power to enter into all provisions herein expressed or implied and which are to be observed and performed by the Lessee and that the entering into this Agreement by the Lessee is in the due and proper administration of the Trust and for the benefit of the beneficiaries of the Trust.

Without limiting the provisions of this clause, any breach of trust by the Lessee shall constitute a breach of an essential term or condition of this Lease entitling the Lessor to exercise all rights and remedies which the Lessor is entitled to exercise upon the occurrence of a breach of any essential term or condition of this Agreement.

26.  COMMISSIONS

The Lessee acknowledges that lessees may from time to time be introduced to the Lessor by a broker, agent, dealer or other person and in such circumstances the Lessor may pay a commission, fee or other remuneration to such broker, agent, dealer or other person. If this Agreement resulted from any introduction, the Lessee consents to any such payment to any such person and acknowledges that in calculating the monies payable by the Lessee hereunder the Lessor may have taken into account any such payment.

27.  GENERAL

(a) (ENTRY): Notwithstanding the provisions of Clause 6 the Lessor shall have the right at any time without prior notice to enter upon any premises where the Equipment is believed to be to inspect, observe and/or test its use and to exercise any of its other rights arising under this Agreement.

(b) (REMEDY): Whenever the Lessee has failed to do anything which it has agreed to do under this Agreement then the Lessor may (but is not obliged) without prejudice to any other rights or powers arising from such failure do such thing by itself or by other but at the expense of the Lessee as if it were the Lessee. Any costs incurred by the Lessor in so doing shall be payable forthwith by the Lessee.

(c) (WHOLE AGREEMENT): The provisions contained in the Master Lease Agreement these Terms and Conditions and the Schedule cover and comprise the whole of the agreement between the parties to this Agreement with respect to the leasing of the Equipment.

(d) (NO WAIVER): No failure to exercise and no delay in exercising on the part of the Lessor any right or remedy under this Agreement shall operate as a waiver nor shall nay single or partial exercise of any right or remedy preclude any other or further exercise of that right or remedy.

(e) (REMEDIES CUMULATIVE):The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights and remedies provided by law or any other such right or remedy.

(f) (COSTS AND EXPENSES): The Lessee shall upon demand pay to the lessor all costs, expenses, duties or fees of or incidental to the preparation, execution to enforcement of this Agreement or the exercise or attempted exercise of any right or power of the Lessor under this Agreement including, without limitation, legal costs on a solicitor-client basis.

(g) (OVERDUE INTEREST): Notwithstanding any grace period the Lessee agrees to pay interest on any moneys from time to time due an unpaid by the Lessee under this Agreement at the rate per annum certified by the Lessor as being 2% per annum above the relevant interest rate applied by the Lessor in calculating the Rent installments, from the date when such moneys fall due for payment (or in the case of moneys due by way of reimbursement for sums expended from the date of expenditure if earlier) until they are paid or satisfied (both before and, as a separate independent obligation, after any judgment).

(h) (SEVERANCE): Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or effecting the validity or enforceability of such provision in any other jurisdiction.

(i) (GOVERNING LAW): This Agreement shall be governed by and construed in accordance with the laws of the State or Territory in which this Agreement is executed by the Lessor and the Lessor and Lessee submit to the non-exclusive jurisdiction of the Courts of such State or Territory.

(j) (CERTIFICATE): A certificate by a manager or the secretary of the Lessor stating the Lessor's Cost of any item, any amount payable under this Agreement, the applicable Rebate Rate and the applicable interest rate for the purpose of calculating the Rebate Rate or the default interest rate for the purpose of Clause 27(g) shall in the absence of manifest error be conclusive and binding on the parties to this Agreement.

(k) (ATTORNEYS): Each attorney (if any) executing this Agreement respectively states that he has at the time of executing this Agreement no notice of the revocation of the power of attorney under the authority of which he executes this Agreement.

(l)  (SPECIAL CONDITIONS): See Annexure A (if any).

                                   THIS PAGE
                                   HAS BEEN
                                  LEFT BLANK
                                 INTENTIONALLY

                                SECOND SCHEDULE

                                 PART 1 - DATE

Date:

                                PART 2 - LESSOR

KE FINANCIAL CORPORATION LIMITED (A.C.N. 002 888 048) Level 5, 9 Castlereagh Street, Sydney, N.S.W. 2000 Facsimile (02) 231 4660 Telephone (02) 221 7011


                                PART 3 - LESSEE

LESSEE:   Total Energy Systems Limited                  LESSEE:

ADDRESS:  Level 3, 172 Edward Street                    ADDRESS:
          Brisbane QLD 4000

LESSEE:                                                 LESSEE:

ADDRESS:                                                ADDRESS:


                              PART 4 - GUARANTOR

GUARANTOR:                                              GUARANTOR:

ADDRESS:                                                ADDRESS:

GUARANTOR:                                              GUARANTOR:

ADDRESS:                                                ADDRESS:

GUARANTOR:                                              GUARANTOR:

ADDRESS:                                                ADDRESS:

GUARANTOR:                                              GUARANTOR:

ADDRESS:                                                ADDRESS:

                        PART 5 - AUTHORISED SIGNATORIES

AUTHORISED SIGNATORIES PURSUANT TO CLAUSE 6

NAME:                                   SPECIMEN SIGNATURE 1.x
                                                             -------------------
TITLE:

NAME:                                   SPECIMEN SIGNATURE 2.x
                                                             -------------------
TITLE:

NAME:                                   SPECIMEN SIGNATURE 3.x
                                                             -------------------
TITLE:


IN WITNESS WHEREOF the parties hereto have hereunto set their hands on the _____ day of __________, 199_____.


                            EXECUTION BY THE LESSEE

IF LESSEE IS A PERSON
(Note: If partnership or business name each partner or proprietor has to sign)

Signed by the Lessee
in the presence of:

________________________                               _________________________
Witness                                                          Lessee

Signed by the Lessee
in the presence of:

________________________                               _________________________
Witness                                                          Lessee


IF LESSEE IS A COMPANY

THE COMMON SEAL of Total Energy Systems Limited   )
was hereunto affixed in accordance with its       )
Articles of Association in the presence of:       ) _____________
                                                       Director

________________________________
Secretary

THE COMMON SEAL of                                )
was hereunto affixed in accordance with its       )
Articles of Association in the presence of:       ) _____________
                                                       Director

_________________________________
Secretary


THE COMMON SEAL of                                )
was hereunto affixed in accordance with its       )
Articles of Association in the presence of:       ) _____________
                                                       Director

_________________________________
Secretary


THE COMMON SEAL of                                )
was hereunto affixed in accordance with its       )
Articles of Association in the presence of:       )
                                                       Director

_________________________________
Secretary

                              EXECUTION BY LESSOR

Signed for and on behalf of
KE FINANCIAL CORPORATION LIMITED
by its duly authorised officer                _________________________________


                           EXECUTION BY THE GUARANTOR

IF GUARANTOR IS AN INDIVIDUAL

Signed by the Guarantor
in the presence of:

_________________________________             _________________________________
Witness                                                     Guarantor

Signed by the Guarantor
in the presence of:

_________________________________             _________________________________
Witness                                                     Guarantor

Signed by the Guarantor
in the presence of:

_________________________________             _________________________________
Witness                                                     Guarantor

Signed by the Guarantor
in the presence of:

_________________________________             _________________________________
Witness                                                     Guarantor

IF GUARANTOR IS A COMPANY

THE COMMON SEAL of                                     )
                                                       )
was hereunto affixed in accordance with its            )
Articles of Association in the presence of:            ) _____________________
                                                                 Director
_________________________________
Secretary


THE COMMON SEAL of                                     )
                                                       )
was hereunto affixed in accordance with its            )
Articles of Association in the presence of:            ) _____________________
                                                                 Director

_________________________________
Secretary

THE COMMON SEAL of                                     )
                                                       )
was hereunto affixed in accordance with its            )
Articles of Association in the presence of:            ) _____________________
                                                                 Director

_________________________________
Secretary

THE COMMON SEAL of                                     )
                                                       )
was hereunto affixed in accordance with its            )
Articles of Association in the presence of:            ) _____________________
                                                                 Director

_________________________________
Secretary

THE COMMON SEAL of                                     )

                                                       )
was hereunto affixed in accordance with its            )
Articles of Association in the presence of:            ) _____________________
                                                                 Director

_________________________________
Secretary

THE COMMON SEAL of                                     )
                                                       )
was hereunto affixed in accordance with its            )
Articles of Association in the presence of:            )_____________________
                                                                Director

_________________________________
Secretary


KE FINANCIAL CORPORATION LIMITED

                                  ANNEXURE A

LEASE SCHEDULE No.

This Lease Schedule forms part of the Master Lease Agreement ("the Agreement") dated __________ between KE Financial Corporation Limited of Level 5, 9 Castlereagh Street, Sydney ("the Lessor") and _______________ of
____________________ ("the Lessee"). All terms and conditions of the Agreement are incorporated by reference in this Lease Schedule to the same extent as if fully set out in this Schedule.


                               SPECIAL CONDITIONS


This is the Annexure marked "A" referred to in the Master Lease Agreement dated

                        _______________________________

                        _______________________________